Exhibit 99.2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Arthur D. Lipson signing singly, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with the investment by Western Investment LLC, or its affiliates (“Western”), in the voting securities of DWS Global Commodities Stock Fund, Inc. (“GCS”), including without limitation, relating to the formation of a Group (as defined below) between the undersigned and Western, all filings on Schedule 13D (as defined below), all filings on Forms 3, 4 and 5 (as defined below), any solicitation of proxies in support of the election of directors of GCS or other proposal(s), and all other matters related, directly or indirectly, to GCS (together, the “Investment”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned all Schedules 13D (“Schedule 13D”) required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the Investment;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 (“Forms 3, 4 and 5”) required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the Investment;

3.           executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of a group, as contemplated by Rule 13d-1(k) promulgated under the Exchange Act (a “Group”), in connection with the Investment;

4.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.           taking any other action of any type whatsoever in connection with the Investment which in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of May, 2009.

/s/ Neil Chelo
Neil Chelo

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Arthur D. Lipson signing singly, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with the investment by Western Investment LLC, or its affiliates (“Western”), in the voting securities of DWS Global Commodities Stock Fund, Inc. (“GCS”), including without limitation, relating to the formation of a Group (as defined below) between the undersigned and Western, all filings on Schedule 13D (as defined below), all filings on Forms 3, 4 and 5 (as defined below), any solicitation of proxies in support of the election of directors of GCS or other proposal(s), and all other matters related, directly or indirectly, to GCS (together, the “Investment”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned all Schedules 13D (“Schedule 13D”) required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the Investment;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 (“Forms 3, 4 and 5”) required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the Investment;

3.           executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of a group, as contemplated by Rule 13d-1(k) promulgated under the Exchange Act (a “Group”), in connection with the Investment;

4.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.           taking any other action of any type whatsoever in connection with the Investment which in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of May, 2009.

/s/ Matthew S. Crouse
Matthew S. Crouse

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Arthur D. Lipson signing singly, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with the investment by Western Investment LLC, or its affiliates (“Western”), in the voting securities of DWS Global Commodities Stock Fund, Inc. (“GCS”), including without limitation, relating to the formation of a Group (as defined below) between the undersigned and Western, all filings on Schedule 13D (as defined below), all filings on Forms 3, 4 and 5 (as defined below), any solicitation of proxies in support of the election of directors of GCS or other proposal(s), and all other matters related, directly or indirectly, to GCS (together, the “Investment”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned all Schedules 13D (“Schedule 13D”) required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the Investment;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 (“Forms 3, 4 and 5”) required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the Investment;

3.           executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of a group, as contemplated by Rule 13d-1(k) promulgated under the Exchange Act (a “Group”), in connection with the Investment;

4.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.           taking any other action of any type whatsoever in connection with the Investment which in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of May, 2009.

/s/ Robert H. Daniels
Robert H. Daniels

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Arthur D. Lipson signing singly, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with the investment by Western Investment LLC, or its affiliates (“Western”), in the voting securities of DWS Global Commodities Stock Fund, Inc. (“GCS”), including without limitation, relating to the formation of a Group (as defined below) between the undersigned and Western, all filings on Schedule 13D (as defined below), all filings on Forms 3, 4 and 5 (as defined below), any solicitation of proxies in support of the election of directors of GCS or other proposal(s), and all other matters related, directly or indirectly, to GCS (together, the “Investment”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned all Schedules 13D (“Schedule 13D”) required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the Investment;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 (“Forms 3, 4 and 5”) required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the Investment;

3.           executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of a group, as contemplated by Rule 13d-1(k) promulgated under the Exchange Act (a “Group”), in connection with the Investment;

4.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.           taking any other action of any type whatsoever in connection with the Investment which in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of May, 2009.

/s/ Gregory R. Dube
Gregory R. Dube

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Arthur D. Lipson signing singly, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with the investment by Western Investment LLC, or its affiliates (“Western”), in the voting securities of DWS Global Commodities Stock Fund, Inc. (“GCS”), including without limitation, relating to the formation of a Group (as defined below) between the undersigned and Western, all filings on Schedule 13D (as defined below), all filings on Forms 3, 4 and 5 (as defined below), any solicitation of proxies in support of the election of directors of GCS or other proposal(s), and all other matters related, directly or indirectly, to GCS (together, the “Investment”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned all Schedules 13D (“Schedule 13D”) required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the Investment;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 (“Forms 3, 4 and 5”) required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the Investment;

3.           executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of a group, as contemplated by Rule 13d-1(k) promulgated under the Exchange Act (a “Group”), in connection with the Investment;

4.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.           taking any other action of any type whatsoever in connection with the Investment which in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of May, 2009.

/s/ Gerald Hellerman
Gerald Hellerman

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Arthur D. Lipson signing singly, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with the investment by Western Investment LLC, or its affiliates (“Western”), in the voting securities of DWS Global Commodities Stock Fund, Inc. (“GCS”), including without limitation, relating to the formation of a Group (as defined below) between the undersigned and Western, all filings on Schedule 13D (as defined below), all filings on Forms 3, 4 and 5 (as defined below), any solicitation of proxies in support of the election of directors of GCS or other proposal(s), and all other matters related, directly or indirectly, to GCS (together, the “Investment”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned all Schedules 13D (“Schedule 13D”) required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the Investment;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 (“Forms 3, 4 and 5”) required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the Investment;

3.           executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of a group, as contemplated by Rule 13d-1(k) promulgated under the Exchange Act (a “Group”), in connection with the Investment;

4.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.           taking any other action of any type whatsoever in connection with the Investment which in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of May, 2009.

/s/ Richard A. Rappaport
Richard A. Rappaport

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Arthur D. Lipson signing singly, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with the investment by Western Investment LLC, or its affiliates (“Western”), in the voting securities of DWS Global Commodities Stock Fund, Inc. (“GCS”), including without limitation, relating to the formation of a Group (as defined below) between the undersigned and Western, all filings on Schedule 13D (as defined below), all filings on Forms 3, 4 and 5 (as defined below), any solicitation of proxies in support of the election of directors of GCS or other proposal(s), and all other matters related, directly or indirectly, to GCS (together, the “Investment”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned all Schedules 13D (“Schedule 13D”) required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the Investment;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 (“Forms 3, 4 and 5”) required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the Investment;

3.           executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of a group, as contemplated by Rule 13d-1(k) promulgated under the Exchange Act (a “Group”), in connection with the Investment;

4.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.           taking any other action of any type whatsoever in connection with the Investment which in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of May, 2009.

/s/ William J. Roberts
William J. Roberts

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Arthur D. Lipson signing singly, the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with the investment by Western Investment LLC, or its affiliates (“Western”), in the voting securities of DWS Global Commodities Stock Fund, Inc. (“GCS”), including without limitation, relating to the formation of a Group (as defined below) between the undersigned and Western, all filings on Schedule 13D (as defined below), all filings on Forms 3, 4 and 5 (as defined below), any solicitation of proxies in support of the election of directors of GCS or other proposal(s), and all other matters related, directly or indirectly, to GCS (together, the “Investment”).  Such action shall include, but not be limited to:

1.           executing for and on behalf of the undersigned all Schedules 13D (“Schedule 13D”) required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the Investment;

2.           executing for and on behalf of the undersigned all Forms 3, 4 and 5 (“Forms 3, 4 and 5”) required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the Investment;

3.           executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of a group, as contemplated by Rule 13d-1(k) promulgated under the Exchange Act (a “Group”), in connection with the Investment;

4.           performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.           taking any other action of any type whatsoever in connection with the Investment which in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 4th day of May, 2009.

/s/ Robert A. Wood
Robert A. Wood